--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the First Quarter Report of The Europe Fund, Inc. On March 31, 1998, the end of the period under review, the Fund's net assets totaled $228.4 million. This represents a net asset value per share of $22.70, a rise of 15.08% per annum from its initial value on May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 12.53% per annum increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $20.50 per share on the New York Stock Exchange, which represents a 9.69% discount to the Fund's net asset value per share and a rise of 154.50% from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                 /s/ J. Loughlin Callahan
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

INVESTMENT REVIEW

  During the first quarter of 1998, your Fund experienced an increase in net asset value of 19.41%, which compared with an increase of 20.30% in the value of the MSCI Europe Index. These results are recorded in total return and U.S. dollar based terms, with net dividends and distributions reinvested.

  European markets had a very strong first quarter and exceeded the targets predicted by most commentators for the full year. The main reason for the strong performance of the equity markets was the high level of liquidity. This was particularly evident in southern European markets where the impact on liquidity of converging European interest rates has been most pronounced. In addition, corporate activity and restructuring continued to support the markets.

  The peripheral markets significantly outperformed over the quarter with the strongest rises seen in Spain and Italy. The Norwegian market was the one exception to this trend. Norway, the worst performing market, was held back by the weaker oil price. Spain and Italy were supported by falling interest rates and increasing confidence (since justified) that they would join EMU at inception.

  The best performing sector was the auto sector, followed by telecommunications and technology. The auto sector saw a dramatic reversal of the underperformance in the second half of last year and was further underpinned by strong car sales figures in France. The telecommunications sector rose on anticipation that the corporate activity seen in the U.S. would feed through to Europe and on buoyant mobile subscription numbers. Financials continued to outperform, with particularly strong performances by the banking sectors in Spain and Italy. Investors were less focused on the impact of the Asian crisis on European earnings and some sectors with little or no Asian exposure, such as utilities and broadcasting, gave up the outperformance seen in the second half of last year. The oil sector was the weakest performer, with oil prices falling in the wake of a stand-off between Saddam Hussein and the UN.

  European economic growth continued to shift away from exports. The last quarter of 1997 saw German export orders slowing and a recovery of consumer confidence. French consumer confidence indicators have continued to pick up since mid-1997. Economic growth in southern Europe remains buoyant. Consumer confidence in Italy is now at the highest level seen over the last six years. The exception to this trend is in the U.K., which has seen a lull in consumer spending after last year's windfall share issues by banks and life insurance companies who were changing from mutual societies to corporations.

  Corporate activity continued to support the markets, albeit at a less frenetic level than in the fourth quarter of 1997. Regulatory considerations or management disagreement resulted in two of the largest deals (Glaxo with SmithKline Beecham and Reed Elsevier with Wolters Kluwer) falling apart. However, while M&A activity may have slowed, the level of share buy-backs continued to increase, and inflows into equity mutual funds were, in some cases, spectacular. Italian mutual funds flows into equity during the first two months of 1998 amounted to $7.5 billion, increasing the value of holdings by 20%. Spanish mutual equity fund assets, meanwhile, have now reached $21 billion versus $5 billion twelve months ago.

ECONOMIC AND MARKET OUTLOOK

  After a strong performance over the quarter, market valuation is now widely believed to be high. This said, the outlook for liquidity remains good, interest rates are expected to stay at current levels, corporate activity should continue and the European restructuring story remains intact. Two important risks would appear to be 1) some form of EMU disruption ahead of full implementation and 2) earnings disappointments in the wake of the Asian crisis. In the absence of either of these risks materializing, Europe remains attractive on a relative basis.

PORTFOLIO SUMMARY

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at March 31, 1998 are outlined below:

                                                 MSCI EUROPE
                                      FUND          INDEX
                                    ---------  ---------------
Austria...........................         --           0.6%
Belgium...........................         --           2.1
Czech Republic....................        0.6%           --
Denmark...........................        1.3           1.5
Finland...........................        2.1           1.2
France............................       16.1          12.2
Germany...........................        7.6          14.1
Ireland...........................        1.1           0.7
Italy.............................       10.1           6.9

                                                 MSCI EUROPE
                                      FUND          INDEX
                                    ---------  ---------------
Netherlands.......................       14.1%          8.0%
Norway............................        2.3           0.9
Portugal..........................         --           1.0
Spain.............................        4.4           4.5
Sweden............................        3.8           4.4
Switzerland.......................       11.4          11.1
United Kingdom....................       25.1          30.8
                                    ---------         -----
                                        100.0%        100.0%
                                    ---------         -----
                                    ---------         -----

  Portfolio activity reflected our view that concentration will continue in the financial sector. We purchased Banca Populare di Bergamo in Italy and Banco Bilbao Vizcaya in Spain. We took profits selectively in some of our growth stocks holdings where valuations were becoming full. We increased the Fund's exposure to smaller companies as we identified some undervalued shares.

  The Fund's ten largest equity holdings at March 31, 1998 were:

ROCHE HOLDINGS

  Roche is Switzerland's second largest pharmaceuticals group and is attractively valued, especially in relation to its U.S. peers. It has a very strong financial position, which should allow it to take part in the continuing consolidation of the pharmaceutical sector. There are a number of promising drugs in development (particularly in the cardiovascular, virology and obesity areas) which should allow for sustainable high single-digit sales growth as new products take over from current drugs. In addition, diagnostics sales are expected to grow strongly over the next few years, with new opportunities in disease management. Roche has also acquired Tastemaster (a U.S. based manufacturer of flavors), which strengthens its fragrances and flavors division.

ING GROEP

  ING Groep is one of the highest quality financial groups in Europe. It benefits from a strong position in Dutch banking and insurance and has a fast-growing emerging country life insurance business, which is expected to drive future growth.

ROYAL DUTCH PETROLEUM

  The Royal Dutch/Shell Group is the largest oil company in the world and among the world's ten biggest chemical companies. Because of its diversity, the Group's earnings are less sensitive to oil prices than is the case with other oil companies. We believe that the restructuring now being implemented by management should yield positive results in the medium term. Merger discussions with Texaco are ongoing in relation to the U.S. downstream operations of Shell. News on the rationalization of the European refining and marketing business is expected in the near future, while the chemicals business is also being reorganized. Management is strongly committed to improving the Group's return on capital, while the Group's financial flexibility (cash and cash equivalents in excess of $12 billion) is expected to be used in a manner more rewarding to shareholders.

PINAULT PRINTEMPS REDOUTE

  Pinault Printemps Redoute is France's leading diversifed retail group. Its highly regarded management oversees the superior growth of Rexel (the world leader in electrical products retailing), Conforama (household equipment), Printemps (department stores), La Redoute (mail order), FNAC (books and music retailer) and Guilbert (office supplies). We expect this company to benefit from any improvement in consumer spending in France.

TOTAL

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and we expect its production profile to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of its earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

BANCO BILBAO VIZCAYA

  BBV has demonstrated over the past couple of years impressive financial strength and management skills. This leading Spanish bank has now built a very well established Latin American network, thanks to some opportunistic acquisitions. We expect profit growth from this area, as well as from the BBV 2000 cost cutting plan for the Spanish banking activities. The current boom in the Spanish mutual fund industry should also boost profitability this year.

MARSCHOLLEK, LAUTENSCHLAEGER UND PARTNER

  MLP is Germany's leading independent insurance broker and provides a broad range of insurance and financial services to university graduates in Germany, where it holds high market shares among doctors and dentists. Expanding its client base to graduates of other disciplines as well as broadening the product range is expected to provide further strong earnings growth over the coming years.

AMVESCAP

  Amvescap is one of the world's largest independent investment managers, operating under the AIM and Invesco brand names. The recent acquisition of LGT Asset Management is likely to provide significant synergies, which should lead to substantial earnings enhancement through 1999.

GKN

  GKN operates in the automotive components and defense engineering markets. Recent European car sales were well above expectations. We believe that the company is financially sound and is one of the leading organizations in its sector. It offers good earnings visibility in its non-cyclical business (CHEP and Westland) and has scope for acquisitions.

HAYS

  The Hays Group operates in the business services and distribution market. It has a strong position in its U.K. domestic market as well as expansion opportunities abroad. A string of successful acquisitions has trebled the company's market value over the last seven years. We believe recent results indicate that above-average growth may be expected in the medium term.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 1998 (UNAUDITED)

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS--94.4%
                  CZECH REPUBLIC--0.7%
        50,000    +Central European Media Enterprises (Series
                    A).......................................  $   1,456,250
                  --Consumer Goods
                                                               -------------
                                                                   1,456,250
                                                               -------------
                  DENMARK--1.3%
        37,516    Unidanmark (Series A)......................      2,984,778
                  --Banking
                                                               -------------
                                                                   2,984,778
                                                               -------------
                  FINLAND--2.1%
        55,000    Hackman Oy (Series A)......................      2,355,145
                  --Consumer Goods
        96,194    Metra (Series B)...........................      2,351,323
                  --Machinery & Engineering
                                                               -------------
                                                                   4,706,468
                                                               -------------
                  FRANCE--15.9%
        12,000    Accor......................................      3,083,636
                  --Leisure & Tourism
        28,600    But........................................      1,470,329
                  --Services
        45,000    Cipe France................................      1,534,545
                  --Business & Public Services
        30,000    Compagnie Generale des Eaux................      4,877,576
                  --Business & Public Services
        32,808    +Compagnie Generale des Eaux Warrants
                    (a)......................................         36,851
                  --Business & Public Services
        25,000    Elf Aquitaine..............................      3,280,808
                  --Energy Sources
        10,000    Filipacchi Medias..........................      2,545,455
                  --Consumer Goods
        58,013    Guilbert...................................        876,737
                  --Merchandising
        58,013    +Naf Naf...................................        893,517
                  --Consumer Goods
        15,000    Peugeot....................................      2,589,091
                  --Automobiles
         8,000    Pinault Printemps Redoute..................      6,193,131
                  --Merchandising
         6,784    Seita......................................        266,426
                  --Consumer Goods

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        50,000    Total (Class B)............................  $   6,012,121
                  --Energy Sources
        30,000    Valeo......................................      2,642,424
                  --Consumer Goods
                                                               -------------
                                                                  36,302,647
                                                               -------------
                  GERMANY--3.3%
       112,000    Bayer......................................      5,131,438
                  --Chemicals
        35,000    Veba.......................................      2,486,867
                  --Utilities
                                                               -------------
                                                                   7,618,305
                                                               -------------
                  IRELAND--1.1%
       130,000    Bank of Ireland............................      2,572,818
                  --Banking
                                                               -------------
                                                                   2,572,818
                                                               -------------
                  ITALY--9.9%
       420,000    Banca Intesa...............................      2,629,830
                  --Banking
       282,880    +Banca Intesa Warrants (b).................        417,954
                  --Banking
        65,143    Banca Popolare di Bergamo..................      1,492,029
                  --Banking
       250,000    Banca Popolare di Brescia..................      4,085,080
                  --Banking
       840,000    Credito Italiano (Ordinary)................      4,154,670
                  --Banking
       137,933    Industrie Natuzzi (ADR)....................      3,810,399
                  --Appliances & Household Durables
       300,000    La Rinascente..............................      3,213,138
                  --Merchandising
        30,000    Luxottica Group (ADR)......................      2,810,625
                  --Health & Personal Care
                                                               -------------
                                                                  22,613,725
                                                               -------------
                  NETHERLANDS--13.9%
       150,000    Elsevier...................................      2,471,241
                  --Broadcasting & Publishing
        27,650    Gucci Group (NY Registered)................      1,313,375
                  --Consumer Goods
        30,000    Hagemeyer..................................      2,587,156
                  --Consumer Goods

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       110,000    ING Groep..................................  $   6,250,390
                  --Financial Services
       128,977    N.V. Koninklijke KNP.......................      3,394,865
                  --Consumer Goods
        75,335    Numico.....................................      2,710,244
                  --Food & Household Products
       110,000    Royal Dutch Petroleum......................      6,234,540
                  --Oil Refining & Marketing
        50,000    Unilever...................................      3,376,642
                  --Consumer Goods
       100,000    Ver Ned Uitgevers Bezit....................      3,424,674
                  --Broadcasting & Publishing
                                                               -------------
                                                                  31,763,127
                                                               -------------
                  NORWAY--2.3%
       810,000    Christiania Bank Kreditkasse...............      3,436,802
                  --Banking
       100,000    Schibsted..................................      1,773,376
                  --Broadcasting & Publishing
                                                               -------------
                                                                   5,210,178
                                                               -------------
                  SPAIN--4.3%
            17    +A.B. Capital Fund*........................        402,162
                  --Business & Public Services
         7,100    Acerinox...................................      1,166,993
                  --Materials
       125,000    Banco Bilbao Vizcaya.......................      5,875,881
                  --Banking
       100,000    Endesa.....................................      2,407,756
                  --Utilities
                                                               -------------
                                                                   9,852,792
                                                               -------------
                  SWEDEN--3.7%
       200,000    ABB (Series B).............................      2,780,561
                  --Electrical & Electronics
        75,000    Hoganas (Series B).........................      2,677,229
                  --Machinery & Engineering
        37,169    +Pricer (Series B).........................        344,930
                  --Electrical & Electronics
        37,169    Securitas (Series B).......................      1,266,279
                  --Health & Personal Care
        80,000    Svenska Stal (Series B)....................      1,472,946
                  --Metals-Non-Ferrous
                                                               -------------
                                                                   8,541,945
                                                               -------------
                  SWITZERLAND--11.2%
         3,376    Adecco.....................................      1,195,574
                  --Services
         1,200    +Baloise Holding Ltd. (Registered).........      2,455,979
                  --Insurance
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
         5,000    Hero (Bearer)..............................  $   3,170,171
                  --Food & Household Products
           600    Kuoni Reisen Holdings......................      3,015,769
                  --Leisure & Tourism
         2,688    Novartis (Registered)......................      4,764,930
                  --Health & Personal Care
           600    Roche Holdings (Bearer)....................      6,504,599
                  --Health & Personal Care
         7,000    SMH (Bearer)...............................      4,502,628
                  --Consumer Goods
                                                               -------------
                                                                  25,609,650
                                                               -------------
                  UNITED KINGDOM--24.7%
       512,000    Amvescap (Ordinary)........................      5,547,373
                  --Financial Services
       265,000    Bemrose (Ordinary).........................      2,048,951
                  --Forest Products & Paper Materials
       175,000    Boots (Ordinary)...........................      2,808,891
                  --Consumer Goods & Services
       250,000    British Airport Authority (Ordinary).......      2,446,616
                  --Business & Public Services
       154,917    Diageo (Ordinary)..........................      1,826,582
                  --Food & Household Products
        55,000    Forth Ports (Ordinary).....................        626,350
                  --Food & Household Products
       200,000    GKN (Ordinary).............................      5,410,647
                  --Machinery & Engineering
        70,000    Glaxo Wellcome (Ordinary)..................      1,877,290
                  --Consumer Goods
       250,000    Great Universal Store (Ordinary)...........      3,109,110
                  --Merchandising
     1,551,910    Halma (Ordinary)...........................      3,253,579
                  --Machinery & Engineering
       300,000    Hays (Ordinary)............................      5,398,907
                  --Business & Public Services
       380,000    Marks & Spencer (Ordinary).................      3,766,656
                  --Merchandising
        86,666    Reuters Group (Ordinary)...................        936,094
                  --Business & Public Services
        65,843    Schroders (Ordinary).......................      2,628,279
                  --Finance
       195,000    Serco Group (Ordinary).....................      4,235,349
                  --Business & Public Services
       200,000    Smithkline Beecham (Ordinary)..............      2,532,572
                  --Consumer Goods
       200,000    United News & Media (Ordinary).............      2,737,190
                  --Broadcasting & Publishing

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       559,405    Verity Group (Ordinary)....................  $     900,705
                  --Leisure & Tourism
       220,000    Wolseley (Ordinary)........................      1,693,637
                  --Building Materials & Components
        60,000    Zeneca Group (Ordinary)....................      2,590,268
                  --Building Materials & Components
                                                               -------------
                                                                  56,375,046
                                                               -------------
                  Total Common Stocks & Warrants
                    (cost--$140,507,753).....................  $ 215,607,729
                                                               -------------
PREFERRED STOCKS--4.1%
                  GERMANY--4.1%
        17,363    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................      5,726,546
                  --Financial Services
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        35,412    Rhoen Klinikum (Non-Voting)................  $   3,682,158
                  --Health & Personal Care
                                                               -------------
                                                                   9,408,704
                                                               -------------
                  Total Preferred Stocks
                    (cost--$3,335,797).......................      9,408,704
                                                               -------------
                  Total Investments--98.5%
                    (cost--$143,843,550) (c).................    225,016,433
                  Unrealized Appreciation on Foreign Currency
                    Exchange Contracts--0.0% (d).............          9,185
                  Other Assets in Excess of
                    Liabilities--1.5%........................      3,465,596
                                                               -------------
                  Net Assets--100.0%.........................  $ 228,491,214
                                                               -------------
                                                               -------------

------------------------------

 +  Non-income producing security.

ADR American Depositary Receipt

* Investment in restricted security with an aggregate value of $402,162, representing 0.18% of net assets at March 31, 1998. The investment was acquired on October 22, 1990 and September 5, 1991 for $759,153.

(a) The warrants enable the holder to subscribe to one ordinary share for every 40 warrants held at FF 900 per share until May 2, 2001.

(b) The warrants enable the holder to subscribe to one ordinary share for every 3 warrants held at ITL 3500 per share every May from 1998 until 2002.

(c) The United States Federal income tax basis of the Fund's investments at March 31, 1998 was $143,843,550 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $81,172,883 (gross unrealized appreciation--$82,478,126; gross unrealized depreciation--$1,305,243).

(d) Foreign currency exchange contracts incurred to hedge purchase and sale commitments as of March 31, 1998 were as follows:

------------------------------------------------------------------------
                                                                Net
                             In                             Unrealized
            Contracts to  Exchange   Settlement            Appreciation
Sales         Deliver        For        Date      Value    (Depreciation)
------------------------------------------------------------------------

           FRF 7,375,860  $1,202,651    4/1/98   $1,192,058   $ 10,593

------------------------------------------------------------------------
                                                                Net
                             In                             Unrealized
            Contracts to  Exchange   Settlement            Appreciation
Purchases     Receive        For        Date      Value    (Depreciation)
------------------------------------------------------------------------

             SEK 684,800  $  87,180     4/1/98   $ 85,772    ($ 1,408)
                                                           -------------

Total                                                        $  9,185
                                                           -------------
                                                           -------------
------------------------------------------------------------------------

FRF    French Franc
SEK    Swedish Krona

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON N. LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  J. LOUGHLIN CALLAHAN, President and Treasurer
  STEVEN W. GOLANN, Vice President
  RITA J. KLEINMAN, Secretary
  THADDEA M. FELDMAN, Assistant Secretary
  AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

------------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund Reports, please call 1 (800) 543-6217 or (609) 282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

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                             THE EUROPE FUND, INC.
                                QUARTERLY REPORT
                                 MARCH 31, 1998